EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Million Dollar Saloon, Inc., (the "Company") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nick Mehmeti, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (2) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (3) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 25, 2003

                                              /s/ Nick Mehmeti
                            ----------------------------------------------------
                            Nick Mehmeti, President, Chief Executive Officer and Chief Financial Officer